Exhibit 99.1

Magnite Reports Second Quarter 2026 Results
Contribution ex-TAC(1) Grows 17% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 36% Year-Over-Year
Adjusted EBITDA(1) Grows 30% Year-Over-Year
Adjusted EBITDA Margin(2) of 37% in Second Quarter
NEW YORK, August 5, 2026 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended June 30, 2026.
Q2 2026 Highlights:
•Revenue of $192.8 million, up 11% year-over-year
•Contribution ex-TAC(1) of $189.6 million, up 17% year-over-year, exceeded the high end of the guidance range of $177 to $181 million
•Contribution ex-TAC(1) attributable to CTV of $97.1 million, up 36% year-over-year, exceeded the high end of the guidance range of $90 to $92 million
•Contribution ex-TAC(1) attributable to DV+ of $92.5 million, up 2% year-over-year, exceeded high end of the guidance range of $87 to $89 million
•Net income of $19.4 million, or $0.13 per diluted share, compared to a net income of $11.1 million, or $0.08 per share for Q2 2025
•Adjusted EBITDA(1) of $70.6 million, up 30% year-over-year, representing a 37% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $54.4 million or a 34% margin in Q2 2025
•Non-GAAP earnings per share(1) of $0.26, compared to non-GAAP earnings per share(1) of $0.20 for Q2 2025
•Operating cash flow(3) of $57.4 million
Q3 2026 Expectations:
•Total Contribution ex-TAC(1) to be between $188 million and $192 million
•Contribution ex-TAC(1) attributable to CTV to be between $98 million and $100 million
•Contribution ex-TAC(1) attributable to DV+ to be between $90 million and $92 million
•Adjusted EBITDA operating expenses(4) to be between $119 million and $121 million
Full-Year 2026 Expectations:
•Raising total Contribution ex-TAC(1) growth to be between 13% and 14%, up from at least 11%
•Raising Adjusted EBITDA(1) percentage growth to be greater than 20% from the mid-teens
•Raising Adjusted EBITDA margin(2) to be at least 37% from at least 35.5%
•Raising free cash flow(5) growth to be in the high 40% range from the mid 30% range

“We significantly beat consensus expectations on both the top and bottom line in the second quarter, driven by outperformance in CTV—which grew 36% year-over-year—and a return to growth in DV+. Our CTV momentum continues to be broad-based across leading publisher partners and anchored by the strategic differentiation of SpringServe. On the bottom line, we delivered 30% Adjusted EBITDA growth with a 37% margin. Given this strong execution and ongoing shift toward programmatic streaming, we are also raising both our full-year top-line and margin expectations. Furthermore, we are pleased with our agentic product launches and partner support, and view these as a great future tailwind. We are uniquely positioned between supply and demand, and with our agentic offerings we believe we will benefit from serving as vital infrastructure for the future of digital advertising,” said Michael G. Barrett, CEO of Magnite.

Magnite Second Quarter 2026 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Six Months Ended
	June 30, 2026	June 30, 2025	Change Favorable/ (Unfavorable)	June 30, 2026	June 30, 2025	Change Favorable/ (Unfavorable)
Revenue	$192.8	$173.3	11%	$357.2	$329.1	9%
Gross profit	$130.8	$108.4	21%	$234.7	$201.4	17%
Contribution ex-TAC(1)	$189.6	$162.0	17%	$350.5	$307.8	14%
Net income	$19.4	$11.1	75%	$23.8	$1.5	NM
Adjusted EBITDA(1)	$70.6	$54.4	30%	$113.5	$91.2	24%
Adjusted EBITDA margin(2)	37%	34%	3.0 ppt	32%	30%	2 ppt
Basic earnings per share	$0.14	$0.08	75%	$0.17	$0.01	NM
Diluted earnings per share	$0.13	$0.08	63%	$0.16	$0.01	NM
Non-GAAP earnings per share(1)	$0.26	$0.20	30%	$0.39	$0.32	22%

NM = Not meaningful

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.

Second Quarter 2026 Results Conference Call and Webcast:
The Company will host a conference call on August 5, 2026 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its second quarter of 2026.

Live conference call
Toll free number:	(800) 715-9871 (for domestic callers)
Direct dial number:	(646) 307-1963 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(855) 669-9658 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	4765799
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence ("AI"); the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; our litigation against Google LLC, or the anticipated benefits thereof; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, outcomes, performance or achievements, or the timing thereof, to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks, uncertainties, and additional factors that could cause actual results, outcomes, or timing thereof, to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results or outcomes could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income, and Non-GAAP Earnings per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income to Adjusted EBITDA," "Reconciliation of net income to non-GAAP income," and "Reconciliation of GAAP earnings per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision (benefit) for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition, severance costs and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, certain litigation expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect litigation expenses for specific proceedings.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net.

•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income, income from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income and Non-GAAP Earnings per Share:
We define non-GAAP earnings per share as non-GAAP income divided by non-GAAP weighted-average shares outstanding. Non-GAAP income is equal to net income excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, certain litigation expense, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings per share is that other companies may define non-GAAP earnings per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income.
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$332,615	$553,362
Accounts receivable, net	1,383,778	1,301,955
Prepaid expenses and other current assets	30,007	26,261
TOTAL CURRENT ASSETS	1,746,400	1,881,578
Property and equipment, net	116,045	108,546
Right-of-use lease assets	62,290	66,611
Internal use software development costs, net	31,131	28,799
Intangible assets, net	7,320	12,445
Goodwill	983,902	983,902
Other assets, non-current	85,738	82,494
TOTAL ASSETS	$3,032,826	$3,164,375
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,666,940	$1,607,664
Lease liabilities, current	23,863	20,163
Debt, current, net of debt issuance costs	3,632	208,447
Other current liabilities	9,293	5,462
TOTAL CURRENT LIABILITIES	1,703,728	1,841,736
Debt, non-current, net of debt discount and issuance costs	346,768	347,665
Lease liabilities, non-current	42,715	50,085
Other liabilities, non-current	3,342	2,539
TOTAL LIABILITIES	2,096,553	2,242,025
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,430,446	1,440,358
Accumulated other comprehensive loss	(1,397)	(1,451)
Accumulated deficit	(492,778)	(516,559)
TOTAL STOCKHOLDERS' EQUITY	936,273	922,350
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,032,826	$3,164,375

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenue	$192,823	$173,332	$357,194	$329,103
Expenses (1)(2):
Cost of revenue	62,038	64,953	122,446	127,752
Sales and marketing	47,000	42,323	93,088	90,429
Technology and development	24,135	21,583	49,308	43,875
General and administrative	28,428	22,514	53,411	46,452
Total expenses	161,601	151,373	318,253	308,508
Income from operations	31,222	21,959	38,941	20,595
Other (income) expense:
Interest expense, net	6,314	5,071	10,871	10,248
Foreign exchange (gain) loss, net	(223)	4,944	(370)	7,161
Loss on extinguishment of debt	—	—	—	2,152
Other income	(416)	(153)	(838)	(576)
Total other expense, net	5,675	9,862	9,663	18,985
Income before income taxes	25,547	12,097	29,278	1,610
Provision for income taxes	6,178	958	5,497	105
Net income	$19,369	$11,139	$23,781	$1,505
Earnings per share:
Basic	$0.14	$0.08	$0.17	$0.01
Diluted	$0.13	$0.08	$0.16	$0.01
Weighted average shares used to compute earnings per share:
Basic	143,024	141,654	143,281	141,752
Diluted	147,172	148,260	147,623	149,184

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Cost of revenue	$603	$535	$1,288	$1,107
Sales and marketing	8,437	8,448	16,811	17,592
Technology and development	4,547	4,207	9,265	8,842
General and administrative	6,039	6,368	11,947	13,226
Total stock-based compensation expense	$19,626	$19,558	$39,311	$40,767

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Cost of revenue	$14,288	$11,199	$28,379	$24,224
Sales and marketing	91	885	197	3,333
Technology and development	128	67	252	136
General and administrative	48	59	94	118
Total depreciation and amortization expense	$14,555	$12,210	$28,922	$27,811

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended
	June 30, 2026	June 30, 2025
OPERATING ACTIVITIES:
Net income	$23,781	$1,505
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,922	27,811
Stock-based compensation	39,311	40,767
Loss on extinguishment of debt	—	2,152
Amortization of debt discount and issuance costs	1,444	1,860
Non-cash lease expense	655	(942)
Deferred income taxes	(1,159)	316
Unrealized foreign currency (gain) loss, net	(4,084)	6,595
Other items, net	(370)	102
Changes in operating assets and liabilities:
Accounts receivable	(81,984)	(102,239)
Prepaid expenses and other assets	(6,316)	(6,438)
Accounts payable and accrued expenses	59,990	52,288
Other liabilities	5,672	(2,688)
Net cash provided by operating activities	65,862	21,089
INVESTING ACTIVITIES:
Purchases of property and equipment	(21,533)	(26,891)
Capitalized internal use software development costs	(8,062)	(6,364)
Net cash used in investing activities	(29,595)	(33,255)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	—	92,622
Repayment of the Term Loan B Facility from refinancing and repricing activities	—	(92,622)
Proceeds from the Revolving Credit Facility	60,000	—
Repayment of the Revolving Credit Facility	(60,000)	—
Payment for debt issuance costs	—	(159)
Repayment of the Term Loan B Facility	(1,816)	(908)
Repayment of convertible senior notes	(205,067)	—
Proceeds from exercise of stock options	3,984	1,709
Proceeds from issuance of common stock under employee stock purchase plan	2,387	2,111
Purchase of treasury stock	(35,543)	(22,880)
Taxes paid related to net share settlement	(21,351)	(27,258)
Net cash used in financing activities	(257,406)	(47,385)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	392	2,335
CHANGE IN CASH AND CASH EQUIVALENTS	(220,747)	(57,216)
CASH AND CASH EQUIVALENTS — Beginning of period	553,362	483,220
CASH AND CASH EQUIVALENTS — End of period	$332,615	$426,004

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Six Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	June 30, 2026	June 30, 2025
Cash paid for income taxes	$2,112	$2,040
Cash paid for interest	$12,933	$14,477
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$2,858	$11,676
Capitalized stock-based compensation	$1,300	$948
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$15,496	$18,683
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$8,139	$2,129
Non-cash financing activity related to Amendment Nos. 1 and 2 to the 2024 Credit Agreement	$—	$270,555

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Basic Earnings Per Share:
Net income	$19,369	$11,139	$23,781	$1,505
Weighted-average common shares outstanding used to compute basic earnings per share	143,024	141,654	143,281	141,752
Basic earnings per share	$0.14	$0.08	$0.17	$0.01

Diluted Earnings Per Share:
Net income used to calculate diluted income per share	$19,369	$11,139	$23,781	$1,505

Weighted-average common shares outstanding used to compute basic earnings per share	143,024	141,654	143,281	141,752
Dilutive effect of weighted-average restricted stock units	1,830	3,419	2,086	4,268
Dilutive effect of weighted-average common stock options	1,664	1,959	1,641	2,023
Dilutive effect of weighted-average performance stock units	632	1,224	591	1,106
Dilutive effect of weighted-average Employee Stock Purchase Plan shares	22	4	24	35
Weighted-average shares used to compute diluted earnings per share	147,172	148,260	147,623	149,184
Diluted earnings per share	$0.13	$0.08	$0.16	$0.01

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenue	$192,823	$173,332	$357,194	$329,103
Less: Cost of revenue	62,038	64,953	122,446	127,752
Gross Profit	130,785	108,379	234,748	201,351
Add back: Cost of revenue, excluding TAC	58,810	53,577	115,751	106,453
Contribution ex-TAC	$189,595	$161,956	$350,499	$307,804

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income	$19,369	$11,139	$23,781	$1,505
Add back (deduct):
Stock-based compensation expense	19,626	19,558	39,311	40,767
Depreciation and amortization expense, excluding amortization of acquired intangible assets	12,060	9,320	23,797	17,538
Amortization of acquired intangibles	2,495	2,890	5,125	10,273
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	1,755	—	1,755	—
Interest expense, net	6,314	5,071	10,871	10,248
Provision for income taxes	6,178	958	5,497	105
Foreign exchange (gain) loss, net	(223)	4,944	(370)	7,161
Loss on extinguishment of debt	—	—	—	2,152
Other debt refinancing expense	—	—	—	967
Litigation expense (1)	1,176	—	1,816	—
Non-operational real estate and other expense, net	1,850	511	1,878	475
Adjusted EBITDA	$70,600	$54,391	$113,461	$91,191

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended June 30, 2026.

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net income	$19,369	$11,139	$23,781	$1,505
Add back (deduct):
Stock-based compensation expense	19,626	19,558	39,311	40,767
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	4,250	2,890	6,880	10,273
Foreign exchange (gain) loss, net	(223)	4,944	(370)	7,161
Loss on extinguishment of debt	—	—	—	2,152
Other debt refinancing expense	—	—	—	967
Litigation expense (1)	1,176	—	1,816	—
Non-operational real estate and other expense, net	1,850	511	1,878	475
Interest expense, Convertible Senior Notes	—	422	359	843
Tax effect of Non-GAAP adjustments (2)	(7,875)	(9,074)	(15,513)	(15,896)
Non-GAAP income	$38,173	$30,390	$58,142	$48,247

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended March 31, 2026.

(2) Non-GAAP income includes the estimated tax impact from the reconciling items between net income and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP earnings per share (1):
Basic	$0.14	$0.08	$0.17	$0.01
Diluted	$0.13	$0.08	$0.16	$0.01

Non-GAAP income (2)	$38,173	$30,390	$58,142	$48,247
Non-GAAP earnings per share	$0.26	$0.20	$0.39	$0.32

Weighted-average shares used to compute basic earnings per share	143,024	141,654	143,281	141,752
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	4,126	6,602	4,318	7,397
Dilutive effect of weighted-average ESPP shares	22	4	24	35
Dilutive effect of weighted-average Convertible Senior Notes	—	3,210	—	3,210
Non-GAAP weighted-average shares outstanding	147,172	151,470	147,623	152,394

(1) Calculated as net income divided by basic and diluted weighted-average shares used to compute basic and diluted earnings per share as included in the condensed consolidated statement of operations.

(2) Refer to reconciliation of net income to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Six Months Ended
	June 30, 2026		June 30, 2025		June 30, 2026		June 30, 2025
Channel:
CTV	97,133	51%	71,543	44%	$179,402	51%	$134,768	44%
Mobile	65,771	35%	63,772	39%	121,122	35%	121,780	39%
Desktop	26,691	14%	26,641	17%	49,975	14%	51,256	17%
Total	$189,595	100%	$161,956	100%	$350,499	100%	$307,804	100%